UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 29, 2016

Control4 Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36017	42-1583209
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11734 S. Election Road

Salt Lake City, Utah 84020

(Address of principal executive offices) (Zip code)

(801) 523-3100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Control4 Corporation (“Control4”) on February 4, 2016, (the “8-K”).  As previously reported in the 8-K, on January 29, 2016 Control4 completed its acquisition of all of the outstanding common stock of Pakedge Device & Software Inc., a California corporation (“Pakedge”), pursuant to a Stock Purchase Agreement dated January 29, 2016, by and among Control4 and all of the shareholders of Pakedge (the “Purchase Agreement”).

Pursuant to Instruction 4 to Item 9.01(a) and Instruction 2 to Item 9.01(b) of Form 8-K, in the 8-K Control4 stated that it intended to file the financial information required under parts (a) and (b) of Item 9.01 not later than 71 calendar days after the date that the 8-K was required to be filed with the SEC. Control4 hereby files this Amendment No. 1 to amend and supplement Item 9.01 of the 8-K in order to include the required financial statements of Pakedge and unaudited pro forma financial information of Control4 in connection with its acquisition of Pakedge, which financial statements and unaudited pro forma financial information are filed as exhibits hereto and are incorporated by reference herein.  Except for the foregoing, this Amendment No. 1 does not amend the 8-K in any way and does not modify or update any other disclosures contained in the 8-K, which remain the same and are hereby incorporated by reference into this Amendment No. 1. Accordingly, this Amendment No. 1 should be read in conjunction with the 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The audited financial statements of Pakedge as of and for the years ended December 31, 2015 and 2014 are attached as Exhibit 99.1 to this Amendment No. 1.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed financial statements as of and for the year ended December 31, 2015, giving effect to Control4’s acquisition of Pakedge, are attached as Exhibit 99.2 to this Amendment No. 1.

(d)    Exhibits.

Exhibit Number	Description of Exhibits

23.1	Consent of Independent Auditors for Pakedge Device & Software Inc. (WSRP, LLC).

99.1	Audited financial statements of Pakedge Device & Software Inc. as of and for the years ended December 31, 2015 and 2014.

99.2	Unaudited Pro Forma Condensed Financial Statements for Control4 Corporation and Pakedge Device & Software Inc. as of and for the year ended December 31, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2016		Control4 Corporation

	By:	/s/ Mark Novakovich
Mark Novakovich
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

23.1	Consent of Independent Auditors for Pakedge Device & Software Inc. (WSRP, LLC).

99.1	Audited financial statements of Pakedge Device & Software Inc. as of and for the years ended December 31, 2015 and 2014.

99.2	Unaudited Pro Forma Condensed Financial Statements for Control4 Corporation and Pakedge Device & Software Inc. as of and for the year ended December 31, 2015.